TIP FUNDS

                       Turner Large Cap Growth Equity Fund
                            Turner Growth Equity Fund

                          Supplement dated June 5, 2000
                    to the Prospectus dated January 31, 2000


This supplement provides new and additional information beyond that contained in the Prospectus and should be read in conjunction with the Prospectus.

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A Special Meeting of the shareholders of the Turner Growth Equity Fund (the
"Fund") was held on May 22, 2000. At the Special Meeting, shareholders voted on a proposed reorganization of the Fund into the Vanguard Growth Equity Fund. The reorganization was approved and the Fund is no longer available. Similarly, it is expected that at a Special Meeting scheduled for June 9, 2000 shareholders of the Turner Large Cap Growth Equity Fund will approve a similar reorganization into the Mercury Select Growth Fund. The Large Cap Growth Equity Fund will then no longer be available for purchase after June 16, 2000.

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               PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE

TUR-F-030-05